Exhibit 99.1

MICROMUSE

PRESS RELEASE

Investor Relations contact:	Public Relations contact:
Kristin Jordahl VP, Corporate Communications (415) 343-7636 kristin.jordahl@micromuse.com	Nicole Fortenberry Director, Public Relations (212) 895-8732 nicole.fortenberry@micromuse.com

APRIL 23, 2003

Micromuse Reports Fiscal Q2 Total Revenue of $32.0 Million

Delivers Pro Forma EPS of $0.03 and GAAP EPS of $0.01

Increases Cash, Cash Equivalents & Investments by $3.7 Million to $204.4 Million

SAN FRANCISCO – Micromuse Inc. (Nasdaq: MUSE), the leading provider of service and business assurance software, reported financial results today for the fiscal quarter ended March 31, 2003. Total revenue for fiscal Q2 was $32.0 million, up 18% sequentially. License revenue for fiscal Q2 was $18.6 million, up 39% sequentially. Pro forma net income for the quarter – which specifically excludes the amortization of intangible assets – was $2.5 million or $0.03 per fully-diluted share. Net income on a GAAP basis for fiscal Q2 was $991 thousand or $0.01 per fully-diluted share. For a detailed comparison of pro forma and GAAP results, please refer to the reconciliation statement at the bottom of this press release.

Cash, cash equivalents and investments increased by $3.7 million from $200.7 million to $204.4 million between December 31, 2002 and March 31, 2003.

“I am very pleased that Micromuse returned to profitability on both a pro forma and a GAAP basis in fiscal Q2, while simultaneously delivering significant sequential increases in total revenue, license revenue, and cash,” said Mike Luetkemeyer, Micromuse Interim CEO and Chief Financial Officer. “Enterprise, government, and service provider customers worldwide continue to invest in the Netcool suite in order to maximize revenues, minimize costs, and ensure customer loyalty through effective, realtime management of their IT infrastructures.”

Fiscal Q2 Highlights

•	The company achieved profitability on both a pro forma and a GAAP basis.

•	Total revenue increased by 18% over the preceding quarter.

•	License revenue increased by 39% over the preceding quarter.

•	Cash, equivalents, and investments increased by $3.7 million over the preceding quarter.

•	Cash flow from operations was positive in the quarter.

•	Pro forma operating expenses decreased for the seventh consecutive quarter.

•	Maintenance renewals were greater than 90%.

•	41 new customers were added in the quarter.

•	The company announced significant wins at U.S. Navy, British Telecom, and wireless providers T-Mobile, Omnitel Lithuania, and Tre (a Swedish 3G subsidiary of Hutchison Whampoa).

•	The Micromuse Alliance Program expanded to include several new members, including security vendors ISS, Tripwire, Entercept, CriticalWatch, Sana Systems, Ponte, and Addamark.

Fiscal Q3 Outlook

Micromuse establishes the following guidance for the quarter ending June 30, 2003, based on information available as of April 23, 2003:

•	The company anticipates that fiscal Q3 revenue will be in the range of $32 to $33 million.

•	The company anticipates that earnings per fully-diluted share on a pro forma basis will be in the range of $0.03 to $0.04.

•	The company anticipates that earnings per fully-diluted share on a GAAP basis will be in the range of $0.01 to $0.02.

For a detailed comparison of pro forma and GAAP guidance, please refer to the reconciliation statement at the bottom of this press release.

Q2 2003 Conference Call, Webcast, and Replay Information

Micromuse will host a conference call and simultaneous webcast on Wednesday, April 23, 2003 at 2:00 PM PT, 5:00 PM ET to announce pro forma and GAAP results for the second quarter of fiscal year 2003. The live call will be available to the general public by dialing 888-428-4479 (domestic) or 612-332-1214 (international). A live webcast of the conference call will be available at http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=MUSE&script=2100 or via a link from the Micromuse web site at http://www.micromuse.com/.

A replay of this conference call will be available by dialing 800-475-6701 (domestic) or 320-365-3844 (international) and entering access code 680810. The replay will be available from Wednesday, April 23rd at 10:15 PM ET until Wednesday, April 30 at 11:59 PM ET. The replay will also be available as an archived audio file at http://www.micromuse.com/.

About Micromuse

Micromuse Inc. (Nasdaq: MUSE) is the leading provider of service and business assurance software solutions. The Netcool® software suite provides organization with the assurance that their IT systems are supporting and driving profits 24 hours a day. Unlike traditional infrastructure management systems, Netcool solutions provide realtime end-to-end visibility and accurate troubleshooting from a business perspective. Such business intelligence allows organizations to respond to problems quickly, streamline workflow processes and improve business uptime. Micromuse customers include AT&T, BT, Cable & Wireless, Charles Schwab, Deutsche Telekom, Digex, EarthLink, GE Appliances, ITC^DeltaCom, J.P. Morgan Chase, T-Mobile and Verizon. Headquarters are located at 139 Townsend Street, San Francisco, Calif. 94107; (415) 538-9090. The Web site is at www.micromuse.com.

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Micromuse and Netcool are registered trademarks of Micromuse Ltd. All other trademarks and registered trademarks in this document are the properties of their respective owners. Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties.

The factors that could cause actual future results to differ materially from the forward-looking statements include the following: fluctuations in customer demand, the Company’s ability to manage its growth (including the ability to hire sufficient sales and technical personnel), the risks associated with the expansion of the Company’s distribution channels, the risk of new product introductions and customer acceptance of new products; the rapid technological change which characterizes the Company’s markets, the risks associated with competition, the risks associated with international sales as the Company expands its markets, and the ability of the Company to compete successfully in the future, as well as other risks identified in the Company’s Securities and Exchange Commission Filings, including but not limited to those appearing under the caption “Risk Factors” in the Company’s most recent Quarterly Reports on Form 10-Q and on Form 10-K on file with the Securities and Exchange Commission and available on the Company’s Web site.

MICROMUSE INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

ASSETS

	March 31, 2003	September 30, 2002
Assets:
Cash and cash equivalents	$117,268	$117,218
Short-term investments	48,100	42,126
Long-term investments	39,059	28,293

Total cash, cash equivalents and investments	204,427	187,637

Billed receivables, net	8,846	18,386
Prepaid expenses and other current assets	6,112	5,760
Property and equipment, net	6,776	9,534
Goodwill and other intangible assets, net	40,094	40,666

	$266,255	$261,983

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$4,623	$2,374
Accrued expenses	19,783	25,205
Income taxes payable	6,693	6,652
Deferred revenue	48,349	36,524

Total current liabilities	79,448	70,755

Stockholders’ equity
Preferred stock; $0.01 par value; 5,000 shares authorized; no shares issued and outstanding	—	—
Common stock; $0.01 par value; 200,000 shares authorized; 76,008 and 75,194 shares outstanding as of March 31, 2003 and September 30, 2002, respectively	760	752
Additional paid-in capital	198,930	196,048
Treasury stock	(2,657)	(2,657)
Accumulated other comprehensive loss	(1,876)	(899)
Accumulated deficit	(8,350)	(2,016)

Total stockholders’ equity	186,807	191,228

	$266,255	$261,983

MICROMUSE INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three months ended March 31,		Six months ended March 31,
	2003	2002	2003	2002
Revenues:
License	$18,598	$24,639	$32,021	$47,855
Maintenance and services	13,437	14,399	27,111	31,230

Total revenues	32,035	39,038	59,132	79,085

Cost of revenues:
License	1,748	1,506	2,824	3,101
Maintenance and services	2,949	4,605	6,238	9,813

Total cost of revenues	4,697	6,111	9,062	12,914

Gross profit	27,338	32,927	50,070	66,171

Operating expenses:
Sales and marketing	14,478	18,092	28,920	36,177
Research and development	7,096	8,060	14,517	15,630
General and administrative	4,021	4,079	8,087	9,017
Amortization of goodwill and other intangible assets	1,469	2,767	3,021	5,534
In process research and development	—	—	142	—
Restructuring charge	—	—	3,329	—
Executive recruiting costs	—	—	—	449

Total operating expenses	27,064	32,998	58,016	66,807

Income (loss) from operations	274	(71)	(7,946)	(636)
Other income, net	1,263	1,305	2,643	2,913

Income (loss) before income taxes	1,537	1,234	(5,303)	2,277
Income tax provision	546	815	1,031	1,242

Net income (loss)	$991	$419	$(6,334)	$1,035

Per share data:
Basic net income (loss)	$0.01	$0.01	$(0.08)	$0.01
Diluted net income (loss)	$0.01	$0.01	$(0.08)	$0.01

Weighted average shares used in computing:
Basic net income (loss) per share	75,744	74,429	75,490	74,233
Diluted net income (loss) per share	77,942	77,663	76,767	77,858

MICROMUSE INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share data)

	Three months ended march 31,		Six months ended march 31,
	2003	2002	2003	2002
Revenues:
License	$18,598	$24,639	$32,021	$47,855
Maintenance and services	13,437	14,399	27,111	31,230

Total revenues	32,035	39,038	59,132	79,085

Cost of revenues:
License	1,748	1,506	2,824	3,101
Maintenance and services	2,949	4,605	6,238	9,813

Total cost of revenues	4,697	6,111	9,062	12,914

Gross profit	27,338	32,927	50,070	66,171

Operating expenses:
Sales and marketing	14,478	18,092	28,920	36,177
Research and development	7,096	8,060	14,517	15,630
General and administrative	4,021	4,079	8,087	9,017

Total operating expenses	25,595	30,231	51,524	60,824

Income (loss) from operations	1,743	2,696	(1,454)	5,347

Other income, net	1,263	1,305	2,643	2,913

Income before income taxes	3,006	4,001	1,189	8,260
Income tax provision	546	1,160	1,031	2,395

Net income	$2,460	$2,841	$158	$5,865

Per share data:
Basic net income	$0.03	$0.04	$0.00	$0.08
Diluted net income	$0.03	$0.04	$0.00	$0.08

Weighted average shares used in computing:
Basic net income per share	75,744	74,429	75,490	74,233
Diluted net income per share	77,942	77,663	79,767	77,858

MICROMUSE INC.

RECONCILIATION BETWEEN NET INCOME ON A GAAP AND PRO-FORMA BASIS

(In thousands)

	Three months ended March 31,		Six months ended March 31,
	2003	2002	2003	2002
GAAP net income (loss)	$991	$419	$(6,334)	$1,035
Amortization of goodwill and other intangible assets	1,469	2,767	3,021	5,534
In process research and development	—	—	142	—
Restructuring charge	—	—	3,329	—
Executive recruiting costs	—	—	—	449
Income tax effect	—	(345)	—	(1,153)

Pro forma net income	2,460	$2,841	$158	$5,865

MICROMUSE INC.

IMPACT OF PRO FORMA ADJUSTMENTS ON FORWARD LOOKING DILUTED NET INCOME PER SHARE

(Estimated)

Three months ended June 30, 2003
GAAP diluted net income per share	$0.01 to $0.02
Amortization of goodwill and other intangible assets	$0.019
Executive recruiting costs	$0.004

Pro forma diluted net income per share	$0.03 to $0.04

The pro forma condensed consolidated statement of operations and pro forma earnings guidance are presented for informational purposes only as an alternative view of the company’s operating results and guidance. In the calculation of the company’s pro forma earnings results, and in the provision of pro forma earnings guidance, Micromuse excludes certain items such as the amortization of goodwill and other intangibles assets, the write off of in-process research and development, and other related income-tax effects. Also excluded are items such as restructuring charges and executive recruiting costs. Micromuse believes that excluding these items provides investors with a representation of the Company’s core performance, and a pro forma base line for assessing the future earnings potential of the company. The pro forma condensed consolidated statement of operations should not be considered as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from pro forma measures used by other companies.